THE RBB FUND TRUST

The Energy & Minerals Group EV, Solar & Battery Materials (Lithium, Nickel, Copper, Cobalt)
Futures Strategy ETF (the “Fund”)

(NYSE Arca, Inc.: CHRG)

November 21, 2023

Supplement to the Prospectus and Statement of Additional Information, each dated December 31, 2022, as supplemented (the “Registration Statement”)

The Board of Trustees (the “Board”) of The RBB Fund Trust (the “Trust”), based upon a recommendation from The Energy & Minerals Group Advisors, LLC, the investment adviser to the Fund, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on or about December 15, 2023 (the “Liquidation Date”). Accordingly, the Board approved a Plan of Liquidation and Termination (the “Plan”) that sets forth the manner in which the Fund will be liquidated. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. Shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”).

Effective as of December 11, 2023, the Fund will cease following its investment objective and begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the policies and strategies stated in the Fund’s Registration Statement. The Fund is anticipated to be invested almost exclusively in cash and other liquid assets by December 13, 2023.

The Fund will no longer accept orders for new creation units after the close of business on December 11, 2023, and trading in shares of the Fund will be halted on the Exchange prior to market open on December 15, 2023. Until market close on December 14, 2023, the Fund’s shareholders may sell their shares of the Fund on the Exchange and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. During the time between market close on December 14, 2022 and the Liquidation Date, the Fund’s shareholders may only be able to sell their Fund shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

Pursuant to the Plan, as soon as practicable after the Liquidation Date, the Fund will distribute pro rata to all remaining shareholders of record as of the close of business on the Liquidation Date (“Shareholders”), all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund (“Liquidation Distributions”). These Liquidation Distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences. In addition, these Liquidation Distributions to Shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing and liquidating the Fund, if any. Once the Liquidation Distributions are complete, the Fund will terminate. Proceeds from the Liquidation Distributions will be sent to Shareholders promptly after the Liquidation Date.

Please retain this Supplement for future reference.